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                                                                    EXHIBIT 99.2

                        COVAD COMMUNICATIONS GROUP, INC.

                          NOTICE OF GUARANTEED DELIVERY

     This form or one substantially equivalent hereto must be used to accept the offer for all outstanding 12% Senior Notes due 2009 (the "Old Notes") of Covad Communications Group, Inc. (the "Company") in exchange for the Company's 12% Senior Notes due 2009 made pursuant to the prospectus, dated April 22, 1999 (the "Prospectus"), and the related letter of transmittal (the "Letter of Transmittal"), if (i) certificates for Old Notes are not immediately available,
(ii) the Old Notes, the Letter of Transmittal and all other required documents cannot be delivered or transmitted by facsimile transmission, mail or hand delivery to The United States Trust Company of New York (the "Exchange Agent") as set forth below on or prior to 5:00 P.M., New York City time, on the Expiration Date, or (iii) the procedures for delivery of the Old Notes through book-entry transfer into the Exchange Agent's account at The Depository Trust Company ("DTC") in accordance with DTC's Automated Tender Offer Program cannot be completed on a timely basis. See "The Exchange Offer,Procedures for Tendering" section in the Prospectus. Capitalized terms not defined herein are defined in the Prospectus.

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
                                               UNITED STATES TRUST COMPANY OF NEW YORK

   BY REGISTERED OR CERTIFIED MAIL:          BY HAND DELIVERY TO 4:30 PM:       BY HAND DELIVERY AFTER 4:30 PM ON
                                                                                         EXPIRATION DATE:

    United States Trust Company of          United States Trust Company of        United States Trust Company of
               New York                                New York                              New York
     P.O. Box 844, Cooper Station             111 Broadway, Lower Level              770 Broadway, 13th Floor
       New York, New York 10276                New York, New York 10006              New York, New York 10003
    Attn.: Corporate Trust Services        Attn.: Corporate Trust Services       Attn.: Corporate Trust Services

                                                                                  FACSIMILE:
                  FOR INFORMATION CALL:                                         (212) 780-0592
                      (800) 548-6565                                            (212) 420-6211
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     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR
TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL
NOT CONSTITUTE A VALID DELIVERY.


                                       1
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Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Old Notes set forth below, pursuant to the guaranteed delivery procedures described in "The Exchange Offer,Guaranteed Delivery Procedures" section of the Prospectus.

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
-----------------------------------------------------      -----------------------------------------------------
    Principal Amount of Old Notes Tendered:1                                     PLEASE SIGN HERE


    $                                                          X
     ------------------------------------------------           ----------------------   ----------------------


                                                               X
                                                               -----------------------   ----------------------
                                                               Signature(s) of Owner(s) or      Date
                                                                   Authorized Signatory

    Certificate Nos.
    (if available):                                            Area Code and Telephone Number:
                   ----------------------------------                                         -----------------

    Total Principal Amount Represented by Old Notes                   Must be signed by the holder(s) of the Old
    Certificate(s):                                            Notes as their name(s) appear(s) on certificates
                                                               for Old Notes or on a security position listing, or
                                                               by person(s) authorized to become registered
    $                                                          holder(s) by endorsement and documents transmitted
     ------------------------------------------------          with this Notice of Guaranteed Delivery. If
                                                               signature is by a trustee, executor, administrator,
                                                               guardian, attorney-in-fact, officer or other person
                                                               acting in a fiduciary or representative capacity,
                                                               such person must set forth his or her full title
                                                               below.
    If Old Notes will be delivered by book-entry                           Please print name(s) and address(es)
    transfer into Exchange Agent's account with The            Name(s):
    Depository Trust Company, provide account number:                   ------------------------------------------------

                                                                        ------------------------------------------------

                                                                        ------------------------------------------------
                                                               Capacity:
                                                                        ------------------------------------------------

                                                               Address(es):
    Account Number:
                   ---------------------------------                       ---------------------------------------------

                                                               ---------------------------------------------------------

                                                               ---------------------------------------------------------
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--------------------------------------------------------------------------------
All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.
--------------------------------------------------------------------------------

------------

     1Must be in denominations of principal amount of $1,000 and any integral multiple thereof.


                                       2
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                                    GUARANTEE

     The undersigned, an Eligible Institution within the meaning of Rule 17(A)(d)-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees that (i) the certificates representing the principal amount of Old Notes tendered hereby, in proper form for transfer, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), any required signature guarantee and any other documents required by the Letter of Transmittal, or (ii) timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at DTC pursuant to the procedures set forth in "The Exchange Offer, Book-Entry Transfer; Delivery and Form" section of the Prospectus, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the date of execution hereof.


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
  ----------------------------------------------------       ----------------------------------------------------


  ----------------------------------------------------       ----------------------------------------------------
                       NAME OF FIRM                                           AUTHORIZED SIGNATURE

  ----------------------------------------------------       ----------------------------------------------------
                          ADDRESS                                                     TITLE
                                                              Name:
  ----------------------------------------------------              ---------------------------------------------
                           ZIP CODE                                           (PLEASE TYPE OR PRINT)
     Area Code & Telephone No.                                Dated:
                               -------------------------               ------------------------------------------

--------------------------------------------------------    -----------------------------------------------------
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NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR
     OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.